Exhibit  99.1

NYSE/Archipelago Merger Gains Final SEC Approval

Transaction to Close March 7, 2006
First Shares of NYSE Group, Inc. to Trade March 8, 2006

New York, Feb. 27 - “We have received SEC approval of the rule filing which completes the NYSE/Archipelago merger. The merger will close on March 7, 2006 and we plan to trade the first shares of the NYSE Group on March 8, 2006,” said John A. Thain, Chief Executive Officer, New York Stock Exchange. “This will mark the beginning of a new era for the Exchange and America’s financial markets.

“As a for-profit, publicly held company, the NYSE Group will be better positioned to grow, create value and compete globally. We will provide customers with more choice in trading, an advanced technology platform, a broader product mix, and listing opportunities among a wider group of companies.

“This is an exciting and historic time for the entire Exchange community, our Archipelago partners, our customers, our future shareholders and America’s investing public.”

The SEC’s approval on the Exchange’s rule filing related to the merger, which was originally filed on Nov. 3, 2005 and subsequently amended, represents the final regulatory approval required for the merger, which will combine the world’s largest equities market and the first open, all-electronic stock market in the United States.

The merger of the New York Stock Exchange, Inc. and Archipelago Holdings, Inc. (PCX:AX) will be the largest ever among stock exchanges and will create a global multi-product, multi-asset class marketplace for the trading of listed and over-the-counter equities, fixed income products, options and other derivative products. NYSE Group, Inc. will trade on the New York Stock Exchange under the symbol NYX.

Contact:
* Press Inquiries: Rich Adamonis, 212-656-2140, radamonis@nyse.com
* Investor Relations; Gary Stein, 212-656-2183, gstein@nyse.com

Important Acquisition Information With Respect To The Merger

In connection with the proposed merger of the New York Stock Exchange, Inc. (“NYSE”) and Archipelago Holdings, Inc. (“Archipelago”), NYSE Group, Inc. has filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) containing a joint proxy statement/prospectus regarding the proposed transaction. The parties have filed other publicly available relevant documents concerning the proposed transaction with the SEC. The SEC declared the Registration Statement effective on November 3, 2005.

NYSE MEMBERS AND ARCHIPELAGO STOCKHOLDERS ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION.

NYSE members and Archipelago stockholders can obtain a free copy of the final joint proxy statement/prospectus, as well as other filings containing information about NYSE and Archipelago without charge, at the SEC’s website (http://www.sec.gov). Copies of the final joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Office of the Corporate Secretary, NYSE, 11 Wall Street, New York 10005, 212-656-2061 or to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

This correspondence shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this correspondence may contain forward-looking information regarding the NYSE and Archipelago and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.

These statements include, but are not limited to, the benefits of the business combination transaction involving NYSE and Archipelago, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of NYSE’s and Archipelago’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of NYSE members or Archipelago shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com , and the Registration Statement on Form S-4 filed by NYSE Group, Inc. with the SEC on July 21, 2005 (and amended on September 24, 2005, October 24, 2005 and November 3, 2005).

You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except for any obligation to disclose material information under the Federal securities laws, none of the NYSE, Archipelago or the combined company after the completion of the transactions undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document.